Exhibit 4.1

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                        Entrust Financial Services, Inc.

 NUMBER       INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE     SHARES
--------   AUTHORIZED: 50,000,000 COMMON SHARES, $.001 PAR VALUE      ---------

--------                         NAME CHANGED TO                      ---------
                       ENTHRUST FINANCIAL SERVICES, INC.


                                    SPECIMEN             SEE REVERSE FOR
                                                       CEERTAIN DEFINITIONS
                                                       --------------------
                                                            NEW CUSIP
                                                            29384A102
THIS CERTIFIES THAT


IS THE OWNER OF


    FULLY PAID AND NON-ASSESSABLE SHARES, $.001 PAR VALUE COMMON STOCK OF

                        Entrust Financial Services, Inc.

TRANSFERABLE ONLY ON THE BOOKS OF THE CORPORATION BY THE HOLDER HEREOF IN PERSON OR BY DULY AUTHORIZED ATTORNEY UPON SURRENDER OF THIS CERTIFICATE PROPERLY ENDORSED. THIS CERTIFICATE IS NOT VALID UNLESS COUNTERSIGNED AND REGISTERED BY THE TRANSFER AGENT AND REGISTRAR.

     IN WITNESS WHEREOF, THE CORPORATION HAS CAUSED THIS CERTIFICATE TO BE SIGNED BY THE FACSIMILE SIGNATURES OF ITS DULY AUTHORIZED OFFICERS AND TO BE SEALED WITH THE FACSIMILE SEAL OF THE CORPORATION.

     DATED:
                         ENTRUST FINANCIAL SERVICES, INC.

                                   CORPORATE

/s/ Patricia W. Sounders              SEAL                /s/ [ILLEGIBLE]
        Secretary                                            President
                                    DELAWARE

COUNTERSIGNED:
CORPORATE STOCK TRANSFER, INC.
3200 Cherry Creek Drive South, Suite 430, Denver, CO 80209

By:________________________________________________________
       Transfer Agent and Registered Authorized Officer

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

                        Entrust Financial Services, Inc.
                         Corporate Stock Transfer, Inc.
                           Transfer Fee: As Required



                                    SPECIMEN



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     The following  abbreviations,  when used in the  inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

     TEN COM      -- as tenants in common              UNIF GIFT MIN ACT -  ................. Custodian for ..............
                                                                                  (Cust.)                       (Minor)
     TEN ENT      -- as tenants by the entireies                           under Uniform Gifts to Minors

     JT TEN       -- as joint tenant with right of                         Act of ........................................
                     survivorship and not as tenants                                              (State)
                     in common

     Additional abbreviations may also be used though not in the above list.



For value received ....................... hereby sell, assign and transfer unto

                     PLEASE INSERT SOCIAL SECURITY OR OTHER
                         IDENTIFYING NUMBER OF ASSIGNEE
                     --------------------------------------


                     --------------------------------------
               Please print or type name and address of assignee

.................................................................................

.................................................................................

.................................................................................

.......................................................................... Shares

of the Common Stock represented by the within Certificate and do hereby irrevocably constitute and appoint

.................................................................................

.................................................................................
Attorney  to  transfer  the  said  stock  on  the  books  of  the   within-named
Corporation, with full power of substitution in the premises.

Dated ............................ 20 ............


SIGNATURE GUARANTEED:                       X___________________________________

                                            X___________________________________


     THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THIS CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER. THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (Banks, Stockbrokers, Savings and Loan
Associations and Credit Unions) WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM.